UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2017

Healthier Choices Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3800 North 28th Way

Hollywood, Florida 33020

(Address of Principal Executive Office) (Zip Code)

(888) 766-5351

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 19, 2017, Healthier Choices Management Corp. (the “Company”) announced that Morrison, Brown, Argiz & Farra, LLC (“MBAF”) had been dismissed as the Company’s independent registered public accounting firm and filed a Current Report on Form 8-K (the “Original 8-K”) in connection therewith.

At the time of the filing of the Original 8-K, MBAF had not provided the Company with the letter addressed to the Securities and Exchange Commission stating whether or not MBAF agreed with the Company’s statements in Item 4.01(a) of the Original 8-K. A copy of that letter, dated April 26, 2017, is attached hereto as Exhibit 16.1.

In its letter, MBAF indicated that it did not agree to the statement in the Original 8-K as to the absence of “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. The Company disagrees with MBAF’s letter because it states that MBAF had advised the Company that the combination of a number of deficiencies in internal control over financial reporting constitutes a material weakness in the Company’s internal control over financial reporting related to the overall maintenance of the books and records in full accordance with United States generally accepted accounting principles. In fact, MBAF only advised the Company’s Audit Committee and the Company in a letter (the “Draft Letter”) marked “Draft – For Discussion Purposes Only – Subject to Review and Revision” about certain deficiencies that MBAF had identified, which Draft Letter was presented by MBAF to the Company’s Audit Committee in a meeting held on March 8, 2017. Following MBAF’s presentation of its Draft Letter at this meeting, the Company performed its own analysis and discussed with MBAF the issues it had raised, and concluded that such issues did not constitute a material weakness in the Company’s internal control over financial reporting. MBAF did not deliver a final draft of the Draft Letter to the Company’s Audit Committee and did not otherwise advise the Company about any concerns regarding deficiencies in internal control over financial reporting (i) during its review of the Company’s Form 10-K for the year ended December 31, 2016 (including Item 9A thereof) or (ii) at the time MBAF delivered its opinion on the Company’s financial statements contained therein. Accordingly, the Company concluded that MBAF agreed with the Company’s position that the issues previously raised by MBAF did not constitute a material weakness in the Company’s internal control over financial reporting. The Company has authorized MBAF to respond fully to any inquiries of the Company's successor independent registered public accounting firm concerning these issues.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

16.1	Letter from Morrison, Brown, Argiz & Farra, LLC, dated April 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthier Choices Management Corp.

Date: April 28, 2017	By:	/s/ Jeffrey E. Holman
Jeffrey E. Holman
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Morrison, Brown, Argiz & Farra, LLC, dated April 26, 2017